Exhibit 99.2

The PMI Group, Inc.

First Quarter 2010

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2010

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED MARCH 31, 2010

Notes to Financial Results and Statistical Information:

(1)

Effective January 1, 2008, The PMI Group, Inc. (the “Company”) adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures, previously SFAS No. 157, and the fair value option outlined in FASB ASC Topic 825 Financial Instruments, previously SFAS No. 159. The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net loss included a $40.8 million loss and $18.5 million gain for the three months ended March 31, 2010 and 2009, respectively, related to fair value adjustments for these debt instruments.

(2)

For the three months ended March 31, 2010, the Company’s equity in losses from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests. For the three months ended March 31, 2009, the Company’s equity in losses from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(3)

Due to the net losses in the quarters ended March 31, 2010 and 2009, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(4)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co., PMI Mortgage Assurance Co. (“PMAC”), formerly Commercial Loan Insurance Co., WMAC Insurance Corporation (“WMAC”) and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are in equity in earnings from unconsolidated subsidiaries. Effective January 1, 2010, PMAC was merged into the U.S. Mortgage Insurance Operations segment.

(5)

International Operations segment includes PMI Europe and PMI Canada as continuing operations and results from PMI Australia and PMI Asia which are reported as discontinued operations for all periods presented due to their sale in 2008.

(6)

Effective December 31, 2009, the Company combined its Corporate and Other and Financial Guaranty segments into Corporate and Other segment for all periods presented. For the three months ended March 31, 2010, the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC and RAM Re. For the twelve months and year ended December 31, 2009 the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of WMAC, equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008.

(7)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(8)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits. Further beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(9)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(10)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(11)

The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only. As of March 31, 2009, the Company adjusted its statutory risk-to-capital ratio based on recent regulatory clarification to exclude risk in force for which a loss reserve has been established.

(12)	The excess minimum policyholders' position is the surplus above the required minimum policyholders position. The excess minimum policyholders position is for PMI Mortgage Insurance Co. only.

(13)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column.

(14)

As of September 30, 2009, the Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in 'Ceded claims, supplemental and other' for all periods presented. The calculation of average claim size excludes recovered amounts from captive trust accounts.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods' information has been reclassified to conform to the current periods' presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
	2010	2009
	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$160,076	$184,846

Revenues
Premiums earned	$161,565	$188,094
Net gain from credit default swaps	1,718	7,756
Net investment income	26,688	34,605
Net realized investment gains (losses)	7,433	(6,051)
Change in fair value of certain debt instruments (1)	(40,813)	18,476
Other income	6	2,184

Total revenues	156,597	245,064

Losses and expenses
Losses and loss adjustment expenses	350,825	382,947
Amortization of deferred policy acquisition costs	3,876	3,345
Other underwriting and operating expenses	33,859	40,021
Interest expense	9,523	11,852

Total losses and expenses	398,083	438,165

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(241,486)	(193,101)
Equity in losses from unconsolidated subsidiaries (2)	(4,410)	(2,446)

Loss from continuing operations before income taxes	(245,896)	(195,547)
Income tax benefit from continuing operations	(88,909)	(80,286)

Loss from continuing operations	(156,987)	(115,261)
Loss from discontinued operations, net of taxes	—	(30)

Net loss	$(156,987)	$(115,291)

Diluted loss from continuing operations per share	$(1.90)	$(1.41)
Diluted income from discontinued operations per share	—	—

Diluted net loss per share	$(1.90)	$(1.41)

Share data:
Basic weighted average common shares outstanding	82,776	81,895
Stock options and other dilutive components (3)	—	—

Diluted weighted average common shares outstanding (3)	82,776	81,895

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2010	December 31, 2009	March 31, 2009
	(Unaudited)	(Audited)	(Unaudited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,092,834	$2,355,188	$2,132,614
Equity securities:
Common	32,128	29,090	3,303
Preferred	172,776	186,023	158,994
Short term investments	1,632	2,232	2,284

Total investments	$2,299,370	$2,572,533	$2,297,195
Cash and cash equivalents	859,131	686,891	1,328,269
Investments in unconsolidated subsidiaries	135,241	139,775	149,816
Reinsurance recoverables	666,298	703,550	549,369
Deferred policy acquisition costs	42,642	41,289	39,061
Property, equipment and software, net of accumulated depreciation and amortization	97,105	101,893	120,941
Other assets	511,279	395,586	411,274

Total assets	$4,611,066	$4,641,517	$4,895,925

Liabilities
Reserve for losses and loss adjustment expenses	$3,290,593	$3,250,100	$2,915,862
Unearned premiums	69,866	72,089	111,018
Debt	424,570	389,991	457,054
Other liabilities	248,610	202,250	248,978

Total liabilities	4,033,639	3,914,430	3,732,912
Shareholders’ equity
Common stock	1,193	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	504,490	660,486	1,199,463
Accumulated other comprehensive income (loss), net of deferred taxes	71,744	65,408	(37,643)

Total shareholders’ equity	577,427	727,087	1,163,013

Total liabilities and shareholders’ equity	$4,611,066	$4,641,517	$4,895,925

Basic shares issued and outstanding	83,006	82,580	82,147

Book value per share	$6.96	$8.80	$14.16

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED MARCH 31, 2010 AND 2009

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Three Months Ended March 31, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$159,473	$603	$—	$160,076

Revenues
Premiums earned	$160,163	$1,402	$—	$161,565
Net gain from credit default swaps	—	1,718	—	1,718
Net investment income	25,033	1,525	130	26,688
Net realized investment gains	7,170	263	—	7,433
Change in fair value of certain debt instruments (1)	—	—	(40,813)	(40,813)
Other income	—	6	—	6

Total revenues (expenses)	192,366	4,914	(40,683)	156,597

Losses and expenses
Losses and loss adjustment expenses	350,073	752	—	350,825
Amortization of deferred policy acquisition costs	3,876	—	—	3,876
Other underwriting and operating expenses	30,036	1,800	2,023	33,859
Interest expense	74	—	9,449	9,523

Total losses and expenses	384,059	2,552	11,472	398,083

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(191,693)	2,362	(52,155)	(241,486)
Equity in losses from unconsolidated subsidiaries (2)	(4,289)	—	(121)	(4,410)

(Loss) income from continuing operations before income taxes	(195,982)	2,362	(52,276)	(245,896)
Income tax (benefit) expense from continuing operations	(74,199)	2,345	(17,055)	(88,909)

Net (loss) income	$(121,783)	$17	$(35,221)	$(156,987)

Loss ratio (7)	218.6%
Expense ratio (7)	21.3%
Combined ratio	239.9%

	Three Months Ended March 31, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$184,295	$546	$5	$184,846

Revenues
Premiums earned	$185,614	$2,472	$8	$188,094
Net gain from credit default swaps	—	7,756	—	7,756
Net investment income	27,770	4,860	1,975	34,605
Net realized investment losses	(4,268)	(1,765)	(18)	(6,051)
Change in fair value of certain debt instruments (1)	—	—	18,476	18,476
Other (loss) income	(50)	(35)	2,269	2,184

Total revenues	209,066	13,288	22,710	245,064

Losses and expenses
Losses and loss adjustment expenses	379,846	3,101	—	382,947
Amortization of deferred policy acquisition costs	3,025	320	—	3,345
Other underwriting and operating expenses	33,520	2,791	3,710	40,021
Interest expense	16	—	11,836	11,852

Total losses and expenses	416,407	6,212	15,546	438,165

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(207,341)	7,076	7,164	(193,101)
Equity in losses from unconsolidated subsidiaries (2)	(2,294)	—	(152)	(2,446)

(Loss) income from continuing operations before income taxes	(209,635)	7,076	7,012	(195,547)
Income tax (benefit) expense from continuing operations	(82,069)	346	1,437	(80,286)

(Loss) income from continuing operations	(127,566)	6,730	5,575	(115,261)

Loss from discontinued operations, net of taxes	—	(30)	—	(30)

Net (loss) income	$(127,566)	$6,700	$5,575	$(115,291)

Loss ratio (7)	204.6%
Expense ratio (7)	19.8%
Combined ratio	224.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	March 31, 2010 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,940,169	$150,611	$2,054	$2,092,834
Equity securities:
Common	31,840	—	288	32,128
Preferred	172,776	—	—	172,776
Short term investments	1,610	22	—	1,632

Total investments	$2,146,395	$150,633	$2,342	$2,299,370
Cash and cash equivalents	772,382	35,793	50,956	859,131
Investments in unconsolidated subsidiaries	120,391	—	14,850	135,241
Reinsurance recoverables	666,298	—	—	666,298
Deferred policy acquisition costs	42,642	—	—	42,642
Property, equipment and software, net of accumulated depreciation and amortization	31,829	16	65,260	97,105
Other assets	427,987	12,636	70,656	511,279

Total assets	$4,207,924	$199,078	$204,064	$4,611,066

Liabilities
Reserve for losses and loss adjustment expenses	$3,255,561	$35,032	$—	$3,290,593
Unearned premiums	60,816	9,050	—	69,866
Debt	—	—	424,570	424,570
Other liabilities (assets)	223,909	35,588	(10,887)	248,610

Total liabilities	3,540,286	79,670	413,683	4,033,639

Shareholders’ equity (deficit)	667,638	119,408	(209,619)	577,427

Total liabilities and shareholders’ equity	$4,207,924	$199,078	$204,064	$4,611,066

	December 31, 2009 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,195,750	$143,599	$15,839	$2,355,188
Equity securities:
Common	29,090	—	—	29,090
Preferred	186,023	—	—	186,023
Short term investments	999	23	1,210	2,232

Total investments	$2,411,862	$143,622	17,049	$2,572,533
Cash and cash equivalents	567,821	47,353	71,717	686,891
Investments in unconsolidated subsidiaries	124,826	—	14,949	139,775
Reinsurance recoverables	703,550	—	—	703,550
Deferred policy acquisition costs	41,289	—	—	41,289
Property, equipment and software, net of accumulated depreciation and amortization	35,606	27	66,260	101,893
Other assets	323,521	11,755	60,310	395,586

Total assets	$4,208,475	$202,757	$230,285	$4,641,517

Liabilities
Reserve for losses and loss adjustment expenses	$3,213,735	$36,365	$—	$3,250,100
Unearned premiums	61,758	10,328	3	72,089
Debt	—	—	389,991	389,991
Other liabilities (assets)	172,070	38,483	(8,303)	202,250

Total liabilities	3,447,563	85,176	381,691	3,914,430

Shareholders’ equity (deficit)	760,912	117,581	(151,406)	727,087

Total liabilities and shareholders’ equity	$4,208,475	$202,757	$230,285	$4,641,517

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Gross premiums written	$212,931	$217,476	$224,242	$232,033	$245,759	$919,510
Ceded and refunded premiums, net of assumed premiums	(53,458)	(54,052)	(56,799)	(61,813)	(61,464)	(234,128)

Net premiums written	159,473	163,424	167,443	170,220	184,295	685,382
Change in unearned premiums	690	5,187	6,094	7,958	1,319	20,558

Premiums earned	$160,163	$168,611	$173,537	$178,178	$185,614	$705,940
Net investment income	25,033	27,553	26,478	28,929	27,770	110,730
Net realized investment gains (losses)	7,170	9,004	11,828	23,663	(4,268)	40,227
Other (loss) income	—	(1)	1	12	(50)	(38)

Total revenues	192,366	205,167	211,844	230,782	209,066	856,859

Losses and expenses
Losses and loss adjustment expenses	350,073	549,423	334,593	476,829	379,846	1,740,691
Amortization of deferred policy acquisition costs	3,876	4,944	3,837	3,432	3,025	15,238
Other underwriting and operating expenses	30,036	31,359	30,437	32,781	33,520	128,097
Interest expense	74	11	12	16	16	55

Total losses and expenses	384,059	585,737	368,879	513,058	416,407	1,884,081

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(191,693)	(380,570)	(157,035)	(282,276)	(207,341)	(1,027,222)
Equity in losses from unconsolidated subsidiaries	(4,289)	(3,669)	(4,268)	(1,221)	(2,294)	(11,452)

Loss before income taxes	(195,982)	(384,239)	(161,303)	(283,497)	(209,635)	(1,038,674)
Income tax benefit	(74,199)	(142,254)	(50,683)	(107,720)	(82,069)	(382,726)

Net loss	$(121,783)	$(241,985)	$(110,620)	$(175,777)	$(127,566)	$(655,948)

Loss ratio (7)	218.6%	325.9%	192.8%	267.6%	204.6%	246.6%
Expense ratio (7)	21.3%	22.2%	20.5%	21.3%	19.8%	20.9%
Combined ratio	239.9%	348.1%	213.3%	288.9%	224.4%	267.5%

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,940,169	$2,195,750	$2,441,616	$2,044,222	$1,917,378
Equity securities:
Common	31,840	29,090	21,822	11,679	3,303
Preferred	172,776	186,023	186,733	177,762	158,994
Short term investments	1,610	999	999	996	981

Total investments	$2,146,395	$2,411,862	$2,651,170	$2,234,659	$2,080,656
Cash and cash equivalents	772,382	567,821	698,833	1,075,108	1,058,306
Investments in unconsolidated subsidiaries	120,391	124,826	132,025	132,271	134,646
Reinsurance recoverables	666,298	703,550	659,356	602,318	549,369
Deferred policy acquisition costs	42,642	41,289	40,677	38,895	37,034
Property, equipment and software, net of accumulated depreciation and amortization	31,829	35,606	40,567	45,535	51,191
Other assets	427,987	323,521	292,943	355,703	362,424

Total assets	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

Liabilities
Reserve for losses and loss adjustment expenses	$3,255,561	$3,213,735	$3,138,261	$3,185,488	$2,854,797
Unearned premiums	60,816	61,758	67,286	73,786	86,480
Other liabilities	223,909	172,070	277,730	166,532	206,623

Total liabilities	3,540,286	3,447,563	3,483,277	3,425,806	3,147,900

Shareholders’ equity	667,638	760,912	1,032,294	1,058,683	1,125,726

Total liabilities and shareholders’ equity	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in millions)
New Insurance Written
Flow insurance written	$964	$969	$1,176	$2,001	$4,847	$8,993
Structured insurance written	—	—	—	—	1	1

Primary new insurance written	$964	$969	$1,176	$2,001	$4,848	$8,994

Primary new risk written	$214	$207	$253	$426	$1,034	$1,920
Pool new insurance written (8)	$—	$—	$—	$—	$—	$—
Pool new risk written (8)	$—	$—	$—	$—	$—	$—
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%
95.01% to 97% LTV’s	0%	0%	0%	0%	1%	1%
90.01% to 95% LTV’s	26%	27%	29%	29%	30%	29%
85.01% to 90% LTV’s	55%	56%	54%	51%	48%	50%
85% and below	19%	17%	17%	20%	21%	20%
Less than A quality loans	0%	0%	0%	0%	0%	0%
Alt-A loans	0%	0%	0%	0%	0%	0%
Interest only loans	0%	0%	0%	0%	0%	0%
Payment option ARMS	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	0%	0%
Monthlies	84%	87%	88%	89%	89%	88%
Refinances	33%	24%	29%	49%	54%	46%
Structured transactions	0%	0%	0%	0%	0%	0%
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary IIF subject to captive reinsurance arrangements	45.6%	45.9%	46.5%	46.9%	47.5%	45.9%
Percentage of primary RIF subject to captive reinsurance arrangements	46.6%	46.9%	47.5%	47.8%	48.3%	46.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
		(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$95,539	$98,135	$100,745	$103,367	$106,352
Structured transactions	14,731	15,559	16,187	16,852	17,545

Total	$110,270	$113,694	$116,932	$120,219	$123,897

Primary risk in force
Flow	$23,510	$24,138	$24,794	$25,458	$26,237
Structured transactions	3,447	3,656	3,805	3,963	4,129

Total	$26,957	$27,794	$28,599	$29,421	$30,366

Pool risk in force (8)	$884	$1,073	$1,292	$1,579	$1,869
Primary risk in force - credit score distribution
Flow
620 or above	94.4%	94.4%	94.4%	94.3%	94.3%
619-575	4.4%	4.4%	4.4%	4.5%	4.5%
574 or below	1.2%	1.2%	1.2%	1.2%	1.2%
Structured transactions
620 or above	85.2%	85.7%	85.8%	85.9%	86.0%
619-575	9.3%	9.0%	9.0%	8.9%	8.8%
574 or below	5.5%	5.3%	5.2%	5.2%	5.2%
Total
620 or above	93.3%	93.3%	93.2%	93.1%	93.1%
619-575	5.0%	5.0%	5.0%	5.1%	5.1%
574 or below	1.7%	1.7%	1.8%	1.8%	1.8%
Primary average loan size (in thousands)
Flow	$161.6	$161.9	$161.9	$161.8	$161.6
Structured transactions	$158.7	$156.9	$157.5	$158.1	$158.9
Total	$161.2	$161.2	$161.3	$161.2	$161.2
Loss severity (9) - primary (quarterly)
Flow	85.4%	94.2%	94.2%	75.7%	83.6%
Structured transactions	60.0%	89.1%	87.9%	63.9%	85.9%
Total	77.4%	93.0%	92.7%	72.2%	84.3%
Persistency (10)
Primary persistency rate	84.9%	84.3%	83.8%	82.3%	82.5%
Risk-to-capital ratio (11)	26.6 to 1(A )	22.1 to 1	16.9 to 1	19.6 to 1	18.7 to 1
Minimum policyholders’ position (12) (deficit) excess	$(57.4)(A )	$63.9	$307.2	$185.3	$246.6

(A)	Preliminary

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	3/31/2010		12/31/2009		3/31/2009
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 2000	$403	1.5%	$502	1.8%	$582	1.9%
2000	97	0.4%	105	0.4%	117	0.4%
2001	336	1.2%	359	1.3%	418	1.4%
2002	732	2.7%	773	2.8%	912	3.0%
2003	2,019	7.5%	2,119	7.6%	2,461	8.1%
2004	2,236	8.3%	2,321	8.4%	2,645	8.7%
2005	3,326	12.3%	3,448	12.4%	3,880	12.8%
2006	4,174	15.5%	4,374	15.7%	4,963	16.3%
2007	7,567	28.1%	7,787	28.0%	8,694	28.6%
2008	4,064	15.1%	4,183	15.0%	4,670	15.4%
2009	1,791	6.6%	1,823	6.6%	1,024	3.4%
2010	212	0.8%	—	0.0%	—	0.0%

Total	$26,957		$27,794		$30,366

	3/31/2010		12/31/2009		3/31/2009
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 3/31/10 RIF)
Florida	10.1%	41.6%	10.1%	41.1%	10.1%	31.3%
California	7.6%	36.5%	7.7%	36.7%	7.8%	28.5%
Texas	7.6%	12.4%	7.5%	13.0%	7.3%	8.9%
Illinois	5.2%	25.7%	5.2%	25.0%	5.2%	16.5%
Georgia	4.7%	23.2%	4.7%	23.2%	4.7%	15.7%
New York	4.0%	19.5%	4.0%	18.5%	3.9%	12.3%
Ohio	3.9%	17.7%	3.9%	18.0%	3.8%	13.7%
Pennsylvania	3.4%	15.3%	3.4%	15.5%	3.4%	11.0%
New Jersey	3.3%	25.2%	3.3%	24.1%	3.2%	16.2%
Washington	3.2%	17.2%	3.2%	16.5%	3.2%	9.9%

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	20.4%	20.4%	20.5%	20.6%	20.8%
95.01% to 97% LTV’s	4.0%	4.0%	4.1%	4.1%	4.1%
90.01% to 95% LTV’s	30.5%	30.5%	30.4%	30.3%	30.2%
85.01% to 90% LTV’s	38.1%	38.1%	38.0%	37.9%	37.8%
85% and below	7.0%	7.0%	7.0%	7.1%	7.1%

As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.7%	6.8%	6.8%	6.8%	6.9%
Less-than-A quality (FICO scores below 575) (A)	1.7%	1.7%	1.8%	1.8%	1.8%
Alt-A Loans:
With FICO scores of 660 and above	14.6%	14.8%	15.0%	15.3%	15.7%
With FICO scores below 660 and above 619	2.2%	2.2%	2.3%	2.3%	2.3%

Total Alt-A Loans	16.8%	17.0%	17.3%	17.6%	18.0%
ARMs (B)	9.1%	9.3%	9.5%	9.7%	9.9%
Interest Only (C)	10.8%	10.9%	11.0%	11.1%	11.3%
Payment Option ARMs	3.0%	3.1%	3.1%	3.2%	3.3%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI's less-than-A quality loan portfolio.

(B)	Approximately 0.6% and 0.1% of RIF are subject to initial payment adjustment in 2009 and 2010, respectively.

(C)	Approximately 95.5% and 50.0% of interest only loans written in 2009 and 2010, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (13)
		(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	683,888	705,417	725,029	745,551	768,441	705,417
Primary loans in default	147,248	150,925	141,261	126,431	117,503	150,925
Primary default rate	21.53%	21.40%	19.48%	16.96%	15.29%	21.40%
Flow only default rate	20.41%	20.18%	18.26%	15.81%	14.14%	20.18%
Structured transactions only default rate	28.64%	28.80%	26.87%	23.83%	22.16%	28.80%
Pool default rate	16.46%	22.30%	20.86%	19.46%	17.69%	22.30%
Primary default rates by loan type
Alt-A loans	43.85%	43.92%	41.28%	37.52%	34.79%	43.92%
Less than A quality loans	38.86%	40.78%	37.96%	33.61%	30.94%	40.78%
Above 97s	28.07%	28.71%	26.03%	22.36%	19.85%	28.71%
ARMs (excluding 2/28 Hybrid ARMs)	42.33%	42.96%	40.50%	37.32%	35.09%	42.96%
2/28 Hybrid ARMs	51.32%	54.29%	52.87%	50.41%	49.95%	54.29%
Payment option ARMs	53.71%	53.09%	50.75%	47.01%	43.78%	53.09%
Interest Only	44.30%	43.82%	40.78%	36.49%	33.41%	43.82%
Primary Delinquent Roll Forward
Beginning delinquent inventory	150,925	141,261	126,431	117,503	109,580	109,580
Plus: New notices	34,268	37,835	41,359	38,007	43,307	160,508
Less: Cures	(29,565)	(20,775)	(20,390)	(22,100)	(28,697)	(91,962)
Less: Paids (A)	(6,892)	(5,924)	(4,192)	(4,888)	(4,429)	(19,433)
Less: Rescissions	(1,488)	(1,472)	(1,947)	(2,091)	(2,258)	(7,768)
Ending delinquent inventory	147,248	150,925	141,261	126,431	117,503	150,925
Claims paid
Primary claims paid - flow	$226.2	$204.6	$144.6	$129.8	$136.7	$615.7
Primary claims paid - structured transactions	74.2	61.9	43.7	47.3	65.3	218.2
Ceded claims, supplemental and other (14)	(64.0)	(56.2)	(29.8)	(21.8)	(21.3)	(129.1)

Total primary claims paid	236.4	210.3	158.5	155.3	180.7	704.8
Total pool and other	21.4	293.5	268.8	31.0	25.9	619.2

Total claims paid	257.8	503.8	427.3	186.3	206.6	1,324.0
Loss adjustment expenses	13.2	14.3	11.6	12.8	9.6	48.3

Total claims paid including loss adjustment expenses	$271.0	$518.1	$438.9	$199.1	$216.2	$1,372.3
Average primary claim size (in thousands)	$34.3	$36.1	$37.8	$31.8	$40.8	$36.4

(A)	Claims paid are net of claim reversals and reinstatements.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$3,213.7	$3,138.3	$3,185.5	$2,854.8	$2,624.5
Reinsurance recoverables	(703.6)	(659.4)	(602.3)	(549.4)	(482.7)

Net balance at beginning of the period	2,510.1	2,478.9	2,583.2	2,305.4	2,141.8
Loss and LAE incurred (principally with respect to defaults occurring in):
Current year	291.0	432.8	375.2	374.1	370.6
Prior years	59.1	116.6	(40.6)	102.7	9.2

Total incurred	350.1	549.4	334.6	476.8	379.8
Loss and LAE payments (principally with respect to defaults occurring in):
Current year	(3.3)	(180.9)	(121.2)	(4.3)	(2.6)
Prior years	(267.6)	(337.3)	(317.7)	(194.7)	(213.6)

Total payments	(270.9)	(518.2)	(438.9)	(199.0)	(216.2)
Net ending balance	2,589.3	2,510.1	2,478.9	2,583.2	2,305.4
Reinsurance recoverables (A)	666.3	703.6	659.4	602.3	549.4

Ending reserves for losses and LAE	$3,255.6	$3,213.7	$3,138.3	$3,185.5	$2,854.8

	3/31/2010	12/31/2009	12/31/2008	12/31/2007
	(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	$134,792	$135,572	$137,136	$117,987
2003	148,989	144,066	118,672	87,713
2004	210,246	194,421	166,420	119,017
2005	469,236	450,343	406,224	238,077
2006	817,561	850,322	774,871	345,918
2007	1,209,226	1,214,096	928,065	224,368
2008	259,131	220,657	93,116	—
2009	6,380	4,258	—	—

Total Loss Reserves	$3,255,561	$3,213,735	$2,624,504	$1,133,080

	3/31/2010		12/31/2009		9/30/2009		6/30/2009		3/31/2009
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	147,248	$2,924.4	150,925	$2,931.1	141,261	$2,694.4	126,431	$2,560.4	117,503	$2,445.2
Pool insurance (8) (B)	25,336	310.4	51,104	261.8	52,158	421.2	57,121	602.3	53,807	386.7
Surety (C)	—	20.8	—	20.8	—	22.7	—	22.8	—	22.9

Total	172,584	$3,255.6	202,029	$3,213.7	193,419	$3,138.3	183,552	$3,185.5	171,310	$2,854.8

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Pool insurance excludes 32 contracts representing 26,103 delinquencies associated with restructurings resulting in the termination of $212.9 million risk in force in the first quarter of 2010.

(C)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (13)
	(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$304	$321	$489	$1,052	$1,630	$3,492
Primary insurance in force	$21,578	$21,952	$22,315	$22,645	$22,665	$21,952
Primary risk in force	$5,263	$5,350	$5,444	$5,533	$5,569	$5,350
Policies in force	133,886	136,519	139,073	141,448	142,541	136,519
Primary loans in default	7,168	7,315	6,479	5,550	4,480	7,315
Primary default rate	5.35%	5.36%	4.66%	3.92%	3.14%	5.36%
Persistency	85.6%	83.9%	83.9%	84.1%	84.7%	83.9%
Primary claims paid (in thousands)	$20,463	$16,036	$15,159	$12,857	$10,703	$54,755
Number of primary claims paid	470	384	345	294	235	1,258
Average primary claim size (in thousands)	$43.5	$41.8	$43.9	$43.7	$45.5	$43.5

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (5) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$603	$(7,298)	$(80)	$(496)	$546	$(7,328)

Revenues
Premiums earned	$1,402	$1,962	$3,031	$3,415	$2,472	$10,880
Net gains from credit default swaps	1,718	7,574	9,248	7,003	7,756	31,581
Net investment income (loss)	1,525	1,603	(849)	(540)	4,860	5,074
Net realized investment gains (losses)	263	(795)	94	(271)	(1,765)	(2,737)
Other income (loss)	6	1	7	14	(35)	(13)

Total revenues	4,914	10,345	11,531	9,621	13,288	44,785

Losses and expenses
Losses and loss adjustment expenses	752	6,766	2,185	4,012	3,101	16,064
Amortization of deferred policy acquisition costs	—	1,588	314	321	320	2,543
Other underwriting and operating expenses	1,800	2,308	2,073	3,909	2,791	11,081

Total losses and expenses	2,552	10,662	4,572	8,242	6,212	29,688

Income (loss) from continuing operations before income taxes	2,362	(317)	6,959	1,379	7,076	15,097
Income tax expense (benefit) from continuing operations	2,345	2,609	(20,431)	14,831	346	(2,645)

Income (loss) from continuing operations	17	(2,926)	27,390	(13,452)	6,730	17,742
(Loss) gain on sale from discontinued operations, net of taxes	—	—	(5,312)	7	(30)	(5,335)

Net income (loss)	$17	$(2,926)	$22,078	$(13,445)	$6,700	$12,407

Loss ratio, expense ratio and combined ratio for the International Operations segment are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$150,633	$143,622	$145,628	$124,312	$97,521
Cash and cash equivalents	35,793	47,353	75,941	103,065	134,011
Deferred policy acquisition costs	—	—	1,589	1,823	2,027
Property, equipment and software, net of accumulated depreciation and amortization	16	27	38	52	688
Other assets (liabilities)	12,636	11,755	12,405	(4,298)	10,620

Total assets	$199,078	$202,757	$235,601	$224,954	$244,867

Liabilities
Reserve for losses and loss adjustment expenses	$35,032	$36,365	$36,766	$49,884	$61,065
Unearned premiums	9,050	10,328	19,797	21,946	24,522
Other liabilities	35,588	38,483	58,908	64,217	64,623

Total liabilities	79,670	85,176	115,471	136,047	150,210

Shareholders’ equity	119,408	117,581	120,130	88,907	94,657

Total liabilities and shareholders’ equity	$199,078	$202,757	$235,601	$224,954	$244,867

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$603	$(7,268)	$(80)	$(496)	$546	$(7,298)

Revenues
Premiums earned	$1,270	$1,765	$2,904	$3,262	$2,373	$10,304
Net gains from credit default swaps	1,718	7,574	9,248	7,003	7,756	31,581
Net investment income (loss)	1,428	1,359	(758)	(375)	4,673	4,899
Net realized investment gains (losses)	415	(560)	100	66	(1,314)	(1,708)

Total revenues	4,831	10,138	11,494	9,956	13,488	45,076

Losses and expenses
Losses and loss adjustment expenses	439	5,429	1,950	3,814	2,943	14,136
Amortization of deferred policy acquisition costs	—	1,409	279	283	298	2,269
Other underwriting and operating expenses	1,538	2,069	1,836	3,685	2,436	10,026

Total losses and expenses	1,977	8,907	4,065	7,782	5,677	26,431

Income before income taxes	2,854	1,231	7,429	2,174	7,811	18,645
Income tax expense (benefit)	2,345	2,608	(20,430)	16,284	346	(1,192)

Net income (loss)	$509	$(1,377)	$27,859	$(14,110)	$7,465	$19,837

Net income (loss) (Euros in thousands)	€368	€(1,295)	€20,494	€(10,693)	€5,715	€14,221

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$132,829	$129,355	$131,439	$110,107	$96,586
Cash and cash equivalents	34,569	42,695	70,751	100,102	117,336
Deferred policy acquisition costs	—	—	1,412	1,627	1,811
Property, equipment and software, net of accumulated depreciation and amortization	16	27	38	52	688
Other assets (liabilities)	10,775	11,269	11,763	(8,462)	10,581

Total assets	$178,189	$183,346	$215,403	$203,426	$227,002

Liabilities
Reserve for losses and loss adjustment expenses	$34,573	$35,957	$35,874	$49,281	$60,637
Unearned premiums	8,052	9,234	18,497	20,629	23,167
Other liabilities	33,677	36,820	58,584	61,981	64,220

Total liabilities	76,302	82,011	112,955	131,891	148,024

Shareholders’ equity	101,887	101,335	102,448	71,535	78,978

Total liabilities and shareholders’ equity	$178,189	$183,346	$215,403	$203,426	$227,002

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (13)
	(U.S. dollars in millions, except claims paid)
New insurance written	$—	$—	$—	$—	$—	$—
New reinsurance written	$—	$—	$—	$—	$—	$—
Insurance in force	$9,350	$14,071	$36,289	$39,196	$41,552	$14,071
Risk in force	$2,092	$4,876	$5,252	$6,812	$6,611	$4,876
Claims paid including credit default swaps (in thousands)	$2,474	$4,023	$18,675	$19,676	$23,570	$65,944

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010	2009
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
		(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$(1)	$—	$5	$4

Revenues
Premiums earned	$—	$2	$4	$7	$8	$21
Net investment income	130	309	351	727	1,975	3,362
Net realized investment losses	—	—	(1)	—	(18)	(19)
Change in fair value of certain debt instruments (1)	(40,813)	34,000	3,125	(39,079)	18,476	16,522
Other income	—	—	5	105	2,269	2,379

Total (expenses) revenues	(40,683)	34,311	3,484	(38,240)	22,710	22,265

Losses and expenses
Other underwriting and operating expenses	2,023	7,202	2,059	3,062	3,710	16,033
Interest expense	9,449	10,081	9,326	11,715	11,836	42,958

Total losses and expenses	11,472	17,283	11,385	14,777	15,546	58,991

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(52,155)	17,028	(7,901)	(53,017)	7,164	(36,726)
Equity in losses from unconsolidated subsidiaries	(121)	(135)	(109)	(171)	(152)	(567)

(Loss) income before income taxes	(52,276)	16,893	(8,010)	(53,188)	7,012	(37,293)
Income tax (benefit) expense	(17,055)	165	(3,320)	(19,790)	1,437	(21,508)

Net (loss) income	$(35,221)	$16,728	$(4,690)	$(33,398)	$5,575	$(15,785)

	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
		(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$2,054	$15,839	$16,053	$15,606	$117,718
Equity securities: common	288	—	—	—	—
Short term investments	—	1,210	1,210	1,300	1,300

Total investments	$2,342	$17,049	$17,263	$16,906	$119,018
Cash and cash equivalents	50,956	71,717	69,491	86,798	135,952
Investments in unconsolidated subsidiaries	14,850	14,949	14,999	15,064	15,170
Property, equipment and software, net of accumulated depreciation and amortization	65,260	66,260	73,146	73,827	74,927
Other assets	70,656	60,310	12,891	44,282	32,365

Total assets	$204,064	$230,285	$187,790	$236,877	$377,432

Liabilities
Unearned premiums	$—	$3	$5	$9	$16
Debt	424,570	389,991	417,757	427,116	457,054
Other assets	(10,887)	(8,303)	(60,656)	(22,651)	(22,268)

Total liabilities	413,683	381,691	357,106	404,474	434,802

Shareholders’ deficit	(209,619)	(151,406)	(169,316)	(167,597)	(57,370)

Total liabilities and shareholders’ deficit	$204,064	$230,285	$187,790	$236,877	$377,432